Exhibit 99.1

Apple REIT Ten

2016 FIRST QUARTER REPORT
MARCH 31, 2016

FAIRFIELD
INN & SUITES
Marriott

Dear Shareholder

Greetings from Apple REIT Ten, Inc. (the “Company”). The year is off to an exciting start. Hotel operations remained steady during the first quarter of 2016, Apple Hospitality REIT, Inc. (“Apple Hospitality”) and the Company entered into a definitive merger agreement and we completed the acquisition of a new 153-room Homewood Suites by Hilton® in Cape Canaveral, Florida.

During the first three months of 2016, the Apple REIT Ten portfolio of 55 Marriott®- and Hilton®-branded hotels reported results of operations slightly ahead of performance for the same period last year. For the three months ended March 31, 2016, our hotels achieved RevPAR (revenue per available room), occupancy and ADR (average daily rate) of $94.14, 71.9 percent and $131.00, respectively. MFFO (modified funds from operations) for Apple REIT Ten for the first quarter of this year totaled $19.7 million or $0.22 per share, as compared to $19.3 million or $0.21 per share for the same period of 2015. Although conditions within certain markets were challenging during the first quarter of this year, we anticipate results will strengthen in the coming months and we remain confident that 2016 will be another positive year for our Company.

The recently announced proposed merger with Apple Hospitality would provide you with an option of liquidity in a publicly traded REIT. Under the merger agreement, each outstanding Unit of Apple REIT Ten (consisting of one common share of Apple REIT Ten and one Series A preferred share of Apple REIT Ten) would be exchanged for combined consideration of $1.00 in cash and 0.522 shares of Apple Hospitality’s common stock, and each Apple REIT Ten Series B convertible preferred share would receive the same consideration on an as-converted basis. Additionally, a go-shop provision that extends through May 28, 2016, is part of the merger agreement, which provides Apple REIT Ten the opportunity to seek alternative proposals from third parties. A joint proxy statement/prospectus will be filed with the Securities and Exchange Commission providing further details regarding the proposed merger and, following its effectiveness, will be mailed to shareholders of both companies. The merger transaction is contingent upon the approval by shareholders of both companies, receipt of certain lender and other third party approvals and satisfaction of other customary closing conditions. Therefore, there can be no assurance that the proposed merger or any other transaction will occur. We do not expect to comment further regarding a potential merger with Apple Hospitality until a joint proxy statement/prospectus is filed.

For the first three months of this year, the Company paid distributions of approximately $0.206 per share. Currently, Apple REIT Ten plans to continue its monthly distribution at an annual rate of $0.825 per common share until closing of a transaction. At the discretion of our Board of Directors, the Company may make adjustments to its planned distributions, however, under the merger agreement, the distribution rate cannot be increased. Also, in accordance with the merger agreement, the Company has suspended its Unit redemption program.

Given the strength and diversity of our portfolio of hospitality assets, the health of our balance sheet, the expertise of our team and hotel industry fundamentals, we believe we are well positioned to provide our shareholders with favorable operating results and a favorable liquidity option. For additional information about the Company, we encourage you to visit Apple REIT Ten’s website at www.applereitten.com and review our public filings with the Securities and Exchange Commission also available at www.sec.gov. On behalf of our Board of Directors and our team, we thank you for your investment in Apple REIT Ten and we look forward to the future of the Company.

Sincerely,
Glade M. Knight
Chairman and CEO

Statements of Operations (Unaudited)
	Three months ended	Three months ended
(In thousands except statistical data)	March 31, 2016	March 31, 2015
REVENUES
Room revenue	$60,448	$55,737
Other revenue	5,032	4,660
Total revenue	$65,480	$60,397

EXPENSES
Direct operating expense	$15,872	$14,633
Other hotel operating expenses	25,348	23,292
General and administrative	1,846	1,489
Depreciation	9,329	8,389
Transaction costs	282	1,580
Interest and other expense, net	2,756	1,684
Total expenses	$55,433	$51,067

NET INCOME
Net income	$10,047	$9,330
Net income per share	$0.11	$0.10

MODIFIED FUNDS FROM OPERATIONS (A)
Net income	$10,047	$9,330
Depreciation of real estate owned	9,329	8,389
Funds from operations (FFO)	$19,376	$17,719
Transaction costs	282	1,580
Modified funds from operations (MFFO)	$19,658	$19,299
FFO per share	$0.22	$0.20
MFFO per share	$0.22	$0.21

WEIGHTED-AVERAGE SHARES OUTSTANDING	88,324	90,702

OPERATING STATISTICS
Occupancy	71.9%	72.4%
Average Daily Rate	$131.00	$128.60
RevPAR	$94.14	$93.16
Number of Hotels	55	53
Dividends per Share	$0.206	$0.206

Balance Sheet Highlights (Unaudited)

(In thousands)	March 31, 2016	December 31, 2015
ASSETS
Investment in real estate, net	$930,649	$938,417
Other assets	34,751	29,968
Total assets	$965,400	$968,385

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$240,543	$227,287
Other liabilities	11,301	13,352
Total liabilities	251,844	240,639
Total shareholders’ equity	713,556	727,746
Total liabilities and shareholders’ equity	$965,400	$968,385

(A) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles - GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. Modified Funds from Operations (MFFO) excludes costs associated with the acquisition of real estate and the potential merger with Apple Hospitality REIT, Inc. The company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with GAAP. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at March 31, 2016 and the results of operations for the interim periods ended March 31, 2016 and 2015. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Ten, Inc. 2015 Annual Report.

HOMEWOOD SUITES
Hilton
HOMEWOOD SUITES, KNOXVILLE, TN

HILTON GARDEN INN, OKLAHOMA CITY, OK

COURTYARD
Marriott
COURTYARD, FRANKLIN, TN

BUSINESS CENTER
HAMPTON INN & SUITES, ROSEMONT, IL

Corporate Profile Apple REIT Ten, Inc. (the “Company”) is a public real estate investment trust (REIT) focused on the ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard by Marriott®, Fairfield Inn & Suites by Marriott®, Marriott® Hotels, Residence Inn by Marriott®, SpringHill Suites by Marriott®, TownePlace Suites by Marriott®, Hampton Inn & Suites by Hilton®, Hilton Garden Inn®, Home2 Suites by Hilton®, and Homewood Suites by Hilton® brands. The portfolio consists of 56 hotels with 7,209 guestrooms in 17 states.

Mission Apple REIT Ten, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

As always, we encourage our shareholders to know their investment and stay informed by reviewing information on our website at www.applereitten.com, as well as our filings with the Securities and Exchange Commission, which can be found on their website at www.sec.gov.

Our Hotels

ALABAMA	NEBRASKA
Huntsville (2), Mobile	Omaha (3)

ARIZONA	NORTH CAROLINA
Phoenix (3), Scottsdale	Charlotte/Matthews, Jacksonville, Winston-Salem

CALIFORNIA	OHIO
San Diego/Oceanside, San Juan Capistrano, Tustin (2)	Cincinnati/Mason

COLORADO	OKLAHOMA
Colorado Springs, Denver	Oklahoma City (2), Oklahoma City/West

FLORIDA	SOUTH CAROLINA
Boca Raton, Cape Canaveral, Fort Lauderdale/Dania	Charleston, Columbia
Beach, Gainesville (2), Pensacola, Tallahassee
TENNESSEE
ILLINOIS	Franklin (2), Knoxville (3), Nashville
Chicago/Des Plaines, Chicago/Rosemont,
Chicago/Skokie, Hoffman Estates	TEXAS
Austin/Round Rock, Dallas, Denton, Houston (2),
INDIANA	Houston/Shenandoah
Merrillville, South Bend
VIRGINIA
IOWA	Fairfax, Richmond/Henrico
Cedar Rapids (2), Davenport

MINNESOTA
Minneapolis/Maple Grove

Corporate Headquarters 814 East Main Street | Richmond, Virginia 23219 (804) 344-8121 | (804) 344-8129 FAX applereitten.com	Investor Information For additional information about the Company, please contact: Kelly Clarke, Vice President, Investor Relations (804) 727-6321 or kclarke@applereit.com

Trademark Information
“Courtyard by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this Quarterly Report, whether relating to the hotel information, operating information, financial information, Marriott®’s relationship with Apple REIT Ten, Inc. or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Ten offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Marriott® of any franchise or other rights to Apple REIT Ten shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this Quarterly Report.

“Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple REIT Ten, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Ten offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Hilton® of any franchise or other rights to Apple REIT Ten shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this Quarterly Report.

Forward-Looking Statements
This Quarterly Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple REIT Ten, Inc. (the “Company” or “Apple Ten”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company and Apple Hospitality REIT, Inc. (“Apple Hospitality”) to obtain the required shareholder or other third-party approvals to consummate the proposed merger, under which the Company would be merged with and into a wholly-owned subsidiary of Apple Hospitality; the satisfaction or waiver of other conditions in the merger agreement governing the merger between the Company and Apple Hospitality; the risk that the merger or the other transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; future litigation, including any legal proceedings that may be instituted against the Company, Apple Hospitality, and others related to the merger agreement; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Quarterly Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”) including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Apple Hospitality and Apple Ten intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a joint proxy statement/prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EACH COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE PROPOSED TRANSACTION. The registration statement, the joint proxy statement/prospectus and other materials (if and when they become available) containing information about the proposed transaction, and any other documents filed by Apple Hospitality or Apple Ten with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by Apple Hospitality or Apple Ten with the SEC on their websites at www.applehospitalityreit.com or www.applereitten.com. Investors and security holders may also obtain free copies of the documents filed by each of Apple Hospitality or Apple Ten by directing a written request to Apple Hospitality or Apple Ten, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations or at (804) 727-6321.

Certain Information Regarding Participants
Apple Hospitality and Apple Ten and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the proposed merger. Information about the executive officers and directors of Apple Hospitality and their ownership of securities in Apple Hospitality is set forth in Apple Hospitality’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2016. Information about the executive officers and directors of Apple Ten and their ownership of securities in Apple Ten is set forth in Apple Ten’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016. Investors and security holders may obtain additional information regarding the direct and indirect interests of Apple Hospitality and Apple Ten and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from Apple Hospitality or Apple Ten using the sources indicated above.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

COVER IMAGE: FAIRFIELD INN & SUITES, TUSTIN, CA